Fees Summary	Jul. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 359,843,060.44
Previously Paid Amount	0
Total Fee Amount	49,694.33
Total Offset Amount	0
Net Fee	$ 49,694.33